EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION

AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS

The following document of Navistar International Corporation and its principal subsidiary Navistar, Inc. is incorporated by reference:

10.100	Truck Business Relationship Agreement, dated as of April 3, 2009, by and among Caterpillar, Inc., Navistar Inc. and Navistar International Corporation. Filed as Exhibit 10.1 to Form 8-K dated and filed April 7, 2009. Commission File No. 001-09618.

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